EXHIBIT 10.3

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR INFORMATION CONCERNING THE ISSUE PRICE, THE AMOUNT OF OID, AND THE YIELD TO MATURITY, PLEASE CONTACT MICHAEL O’REILLY, PRESIDENT OF THE COMPANY, AT (631) 289-5500 WHO WILL PROMPTLY MAKE THIS INFORMATION AVAILABLE UPON REQUEST.

DEMAND NOTE

$9,948.00	Dated as of September 3, 2008
New York, New York

FOR VALUE RECEIVED, Windswept Environmental Group, Inc., a Delaware corporation (the “Maker”), promises to pay to Valens U.S. SPV I, LLC (the “Payee”), ON DEMAND, at 335 Madison Avenue, 10th Floor, New York, New York 10017, or at such other place as may be designated in writing by the holder of this Note, the principal sum of NINE THOUSAND NINE HUNDRED FORTY EIGHT DOLLARS ($9,948.00) DOLLARS, together with interest on the unpaid principal balance computed from the date hereof at 20% per annum, which sum shall be payable in lawful money of the United States of America. Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days.

DEFAULT INTEREST. In addition to any late payment charge which may be due under this Note, if the principal indebtedness is not paid in full when due, the Maker shall thereafter, pay interest on the principal sum then remaining unpaid from the due date until the date on which the principal sum then outstanding is paid in full (whether before or after judgment), at a rate per annum (calculated for the actual number of days elapsed on the basis of a 360-day year) equal to the rate initially payable hereunder plus 4%; provided, however, that such interest rate shall in no event exceed the maximum interest rate which the Maker may by law pay.

AUTHORITY. The Maker (and the undersigned representatives of the Maker, if any) represents that the Maker has full power, authority and legal right to execute and deliver this Note, and that this Note constitutes a valid and binding obligation of the Maker.

DEFINED TERMS. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include, respectively, their respective successors and assigns; provided, however, that the Maker shall in no event or under any circumstance have the right to assign or transfer its obligations under this Note or the related documents, in whole or in part, to any other person, party or entity.

HEADINGS, ETC. The headings and captions of the numbered paragraphs of this Note are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

ENFORCEABILITY. The Maker acknowledges that this Note and the Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Maker under this Note or the obligations of any other person or party relating to this Note. This Note and the instruments and documents referred to herein (collectively and as the same may be amended or otherwise modified from time to time, the “Documents”) set forth the entire agreement and understanding of the Payee and the Maker, and the Maker absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of the Maker hereunder or thereunder, or the obligations of any other person or party relating hereto or thereto or to the obligations of the Maker hereunder or thereunder or otherwise in any action or proceeding brought by the Payee to collect the Note, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests of the Payee in any collateral (provided, however, that the foregoing shall not be deemed a waiver of the Maker's right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the Maker’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Payee in any separate action or proceeding). The Maker acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist with respect to this Note or with respect to the obligations of the Maker under this Note, except those specifically set forth in this Note and the instruments and documents being signed concurrently herewith.

WAIVER. The Maker waives presentment, demand for payment, notice of dishonor and any or all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to any or all delays, extensions of time, renewals, release of any party to any document related to this Note and of any available security therefor, and any and all waivers or modifications that may be granted or consented to by the Payee with regard to the time of payment or with respect to any other provisions of any of the Documents, and agrees that no such action, delay or failure to act on the part of the Payee shall be construed as a waiver by the Payee of, or otherwise affect, in whole or in part, its right to avail itself of any remedy with respect thereto. No notice to or demand on the Maker shall be deemed to be a waiver of the obligation of the Maker or of the right of the Payee to take further action without further notice or demand as provided in any of the Documents.

SECURITY INTEREST. The obligations under this Note shall constitute an “Obligation” as such term is defined in the Master Security Agreement, dated as of June 30, 2005, by and among the Maker, Trade-Winds Environmental Group, Inc., North Atlantic Laboratories, Inc., Environmental Restoration, Inc., Restorenet, Inc., the Payee (as assignee of Laurus), Valens Offshore SPV I, Ltd. (as assignee of Laurus) and PSource Structured Debt Limited (as assignee of Laurus) (as amended, restated, modified and/or supplemented from time to time, the “Master Security Agreement”) and shall be secured by liens and the security interests in the Collateral as such term is defined in the Master Security Agreement.

AMENDMENTS. This Note may not be modified, amended, changed or terminated orally, except by an agreement in writing signed by the Maker and the Payee. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by the Payee and, if so given by the Payee, shall only be effective in the specific instance in which given.

GOVERNING LAW. This Note is and shall be deemed entered into in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

REGISTERED OBLIGATION. This Note shall be registered (and such registration shall thereafter be maintained) as set forth in the Letter Agreement, dated as of the date hereof, by the Maker, Michael O’Reilly, individually, certain subsidiaries of the Maker, the Payee and certain affiliates of the Payee (the “Letter Agreement”). Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Maker of this Note to the new holder or the issuance by the Maker of a new instrument to the new holder or (ii) registration of such holder as an assignee in accordance with the Letter Agreement.

IN WITNESS WHEREOF, the Maker has duly executed this Note the day and year first above written.

WINDSWEPT ENVIRONMENTAL GROUP, INC.

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

EXHIBIT 10.3

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR INFORMATION CONCERNING THE ISSUE PRICE, THE AMOUNT OF OID, AND THE YIELD TO MATURITY, PLEASE CONTACT MICHAEL O’REILLY, PRESIDENT OF THE COMPANY, AT (631) 289-5500 WHO WILL PROMPTLY MAKE THIS INFORMATION AVAILABLE UPON REQUEST.

DEMAND NOTE

$37,737.00	Dated as of September 3, 2008
New York, New York

FOR VALUE RECEIVED, Windswept Environmental Group, Inc., a Delaware corporation (the “Maker”), promises to pay to Valens Offshore SPV I, Ltd. (the “Payee”), ON DEMAND, at 335 Madison Avenue, 10th Floor, New York, New York 10017, or at such other place as may be designated in writing by the holder of this Note, the principal sum of THIRTY-SEVEN THOUSAND SEVEN HUNDRED THIRTY SEVEN DOLLARS ($37,737.00) DOLLARS, together with interest on the unpaid principal balance computed from the date hereof at 20% per annum, which sum shall be payable in lawful money of the United States of America. Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days.

DEFAULT INTEREST. In addition to any late payment charge which may be due under this Note, if the principal indebtedness is not paid in full when due, the Maker shall thereafter, pay interest on the principal sum then remaining unpaid from the due date until the date on which the principal sum then outstanding is paid in full (whether before or after judgment), at a rate per annum (calculated for the actual number of days elapsed on the basis of a 360-day year) equal to the rate initially payable hereunder plus 4%; provided, however, that such interest rate shall in no event exceed the maximum interest rate which the Maker may by law pay.

AUTHORITY. The Maker (and the undersigned representatives of the Maker, if any) represents that the Maker has full power, authority and legal right to execute and deliver this Note, and that this Note constitutes a valid and binding obligation of the Maker.

DEFINED TERMS. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include, respectively, their respective successors and assigns; provided, however, that the Maker shall in no event or under any circumstance have the right to assign or transfer its obligations under this Note or the related documents, in whole or in part, to any other person, party or entity.

HEADINGS, ETC. The headings and captions of the numbered paragraphs of this Note are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

ENFORCEABILITY. The Maker acknowledges that this Note and the Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Maker under this Note or the obligations of any other person or party relating to this Note. This Note and the instruments and documents referred to herein (collectively and as the same may be amended or otherwise modified from time to time, the “Documents”) set forth the entire agreement and understanding of the Payee and the Maker, and the Maker absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of the Maker hereunder or thereunder, or the obligations of any other person or party relating hereto or thereto or to the obligations of the Maker hereunder or thereunder or otherwise in any action or proceeding brought by the Payee to collect the Note, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests of the Payee in any collateral (provided, however, that the foregoing shall not be deemed a waiver of the Maker's right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the Maker’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Payee in any separate action or proceeding). The Maker acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist with respect to this Note or with respect to the obligations of the Maker under this Note, except those specifically set forth in this Note and the instruments and documents being signed concurrently herewith.

WAIVER. The Maker waives presentment, demand for payment, notice of dishonor and any or all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to any or all delays, extensions of time, renewals, release of any party to any document related to this Note and of any available security therefor, and any and all waivers or modifications that may be granted or consented to by the Payee with regard to the time of payment or with respect to any other provisions of any of the Documents, and agrees that no such action, delay or failure to act on the part of the Payee shall be construed as a waiver by the Payee of, or otherwise affect, in whole or in part, its right to avail itself of any remedy with respect thereto. No notice to or demand on the Maker shall be deemed to be a waiver of the obligation of the Maker or of the right of the Payee to take further action without further notice or demand as provided in any of the Documents.

SECURITY INTEREST. The obligations under this Note shall constitute an “Obligation” as such term is defined in the Master Security Agreement, dated as of June 30, 2005, by and among the Maker, Trade-Winds Environmental Group, Inc., North Atlantic Laboratories, Inc., Environmental Restoration, Inc., Restorenet, Inc., Valens U.S. SPV I, LLC (as assignee of Laurus), the Payee (as assignee of Laurus) and PSource Structured Debt Limited (as assignee of Laurus) (as amended, restated, modified and/or supplemented from time to time, the “Master Security Agreement”) and shall be secured by liens and the security interests in the Collateral as such term is defined in the Master Security Agreement.

AMENDMENTS. This Note may not be modified, amended, changed or terminated orally, except by an agreement in writing signed by the Maker and the Payee. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by the Payee and, if so given by the Payee, shall only be effective in the specific instance in which given.

GOVERNING LAW. This Note is and shall be deemed entered into in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

REGISTERED OBLIGATION. This Note shall be registered (and such registration shall thereafter be maintained) as set forth in the Letter Agreement, dated as of the date hereof, by the Maker, Michael O’Reilly, individually, certain subsidiaries of the Maker, the Payee and certain affiliates of the Payee (the “Letter Agreement”). Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Maker of this Note to the new holder or the issuance by the Maker of a new instrument to the new holder or (ii) registration of such holder as an assignee in accordance with the Letter Agreement.

IN WITNESS WHEREOF, the Maker has duly executed this Note the day and year first above written.

WINDSWEPT ENVIRONMENTAL GROUP, INC.

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President

EXHIBIT 10.3

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR INFORMATION CONCERNING THE ISSUE PRICE, THE AMOUNT OF OID, AND THE YIELD TO MATURITY, PLEASE CONTACT MICHAEL O’REILLY, PRESIDENT OF THE COMPANY, AT (631) 289-5500 WHO WILL PROMPTLY MAKE THIS INFORMATION AVAILABLE UPON REQUEST.

DEMAND NOTE

$207,315.00	Dated as of September 3, 2008
New York, New York

FOR VALUE RECEIVED, Windswept Environmental Group, Inc., a Delaware corporation (the “Maker”), promises to pay to PSource Structured Debt Limited (the “Payee”), ON DEMAND, at 335 Madison Avenue, 10th Floor, New York, New York 10017, or at such other place as may be designated in writing by the holder of this Note, the principal sum of TWO HUNDRED SEVEN THOUSAND THREE HUNDRED FIFTEEN DOLLARS ($207,315.00) DOLLARS, together with interest on the unpaid principal balance computed from the date hereof at 20% per annum, which sum shall be payable in lawful money of the United States of America. Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days.

DEFAULT INTEREST. In addition to any late payment charge which may be due under this Note, if the principal indebtedness is not paid in full when due, the Maker shall thereafter, pay interest on the principal sum then remaining unpaid from the due date until the date on which the principal sum then outstanding is paid in full (whether before or after judgment), at a rate per annum (calculated for the actual number of days elapsed on the basis of a 360-day year) equal to the rate initially payable hereunder plus 4%; provided, however, that such interest rate shall in no event exceed the maximum interest rate which the Maker may by law pay.

AUTHORITY. The Maker (and the undersigned representatives of the Maker, if any) represents that the Maker has full power, authority and legal right to execute and deliver this Note, and that this Note constitutes a valid and binding obligation of the Maker.

DEFINED TERMS. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include, respectively, their respective successors and assigns; provided, however, that the Maker shall in no event or under any circumstance have the right to assign or transfer its obligations under this Note or the related documents, in whole or in part, to any other person, party or entity.

HEADINGS, ETC. The headings and captions of the numbered paragraphs of this Note are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

ENFORCEABILITY. The Maker acknowledges that this Note and the Maker's obligations under this Note are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Note and the obligations of the Maker under this Note or the obligations of any other person or party relating to this Note. This Note and the instruments and documents referred to herein (collectively and as the same may be amended or otherwise modified from time to time, the “Documents”) set forth the entire agreement and understanding of the Payee and the Maker, and the Maker absolutely, unconditionally and irrevocably waives any and all right to assert any set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of the Maker hereunder or thereunder, or the obligations of any other person or party relating hereto or thereto or to the obligations of the Maker hereunder or thereunder or otherwise in any action or proceeding brought by the Payee to collect the Note, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests of the Payee in any collateral (provided, however, that the foregoing shall not be deemed a waiver of the Maker's right to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the Maker’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Payee in any separate action or proceeding). The Maker acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist with respect to this Note or with respect to the obligations of the Maker under this Note, except those specifically set forth in this Note and the instruments and documents being signed concurrently herewith.

WAIVER. The Maker waives presentment, demand for payment, notice of dishonor and any or all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to any or all delays, extensions of time, renewals, release of any party to any document related to this Note and of any available security therefor, and any and all waivers or modifications that may be granted or consented to by the Payee with regard to the time of payment or with respect to any other provisions of any of the Documents, and agrees that no such action, delay or failure to act on the part of the Payee shall be construed as a waiver by the Payee of, or otherwise affect, in whole or in part, its right to avail itself of any remedy with respect thereto. No notice to or demand on the Maker shall be deemed to be a waiver of the obligation of the Maker or of the right of the Payee to take further action without further notice or demand as provided in any of the Documents.

SECURITY INTEREST. The obligations under this Note shall constitute an “Obligation” as such term is defined in the Master Security Agreement, dated as of June 30, 2005, by and among the Maker, Trade-Winds Environmental Group, Inc., North Atlantic Laboratories, Inc., Environmental Restoration, Inc., Restorenet, Inc., Valens U.S. SPV I, LLC (as assignee of Laurus), Valens Offshore SPV I, Ltd. (as assignee of Laurus) and the Payee (as assignee of Laurus) (as amended, restated, modified and/or supplemented from time to time, the “Master Security Agreement”) and shall be secured by liens and the security interests in the Collateral as such term is defined in the Master Security Agreement.

AMENDMENTS. This Note may not be modified, amended, changed or terminated orally, except by an agreement in writing signed by the Maker and the Payee. No waiver of any term, covenant or provision of this Note shall be effective unless given in writing by the Payee and, if so given by the Payee, shall only be effective in the specific instance in which given.

GOVERNING LAW. This Note is and shall be deemed entered into in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

REGISTERED OBLIGATION. This Note shall be registered (and such registration shall thereafter be maintained) as set forth in the Letter Agreement, dated as of the date hereof, by the Maker, Michael O’Reilly, individually, certain subsidiaries of the Maker, the Payee and certain affiliates of the Payee (the “Letter Agreement”). Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Maker of this Note to the new holder or the issuance by the Maker of a new instrument to the new holder or (ii) registration of such holder as an assignee in accordance with the Letter Agreement.

IN WITNESS WHEREOF, the Maker has duly executed this Note the day and year first above written.

WINDSWEPT ENVIRONMENTAL GROUP, INC.

By:	/s/ Michael O’Reilly
Name: Michael O’Reilly
Title: President